                                                                   Exhibit 10.33


                                                        GUARANTOR ACCESSION DEED



                                          Each company described in the Schedule





                                                                     Project Rio




                                                               The Chifley Tower
                                                                2 Chifley Square
                                                                 Sydney NSW 2000
                                                              Tel 61 2 9230 4000
                                                              Fax 61 2 9230 5333
                                                                  www.aar.com.au


                                       (c) Copyright Allens Arthur Robinson 2002

Guarantor Accession Deed                                 Allens Arthur Robinson
-------------------------------------------------------------------------------

TABLE OF CONTENTS

1.   INTERPRETATION                                                           1

2.   RIGHTS AND OBLIGATIONS OF GUARANTOR                                      1

3.   STATUS OF GUARANTOR                                                      1

4.   GOVERNING LAW                                                            2

5.   BENEFIT OF DEED POLL                                                     2

SCHEDULE                                                                      3

     New Guarantors                                                           3






-------------------------------------------------------------------------------
qyns S0111027600v1 204679994   27.11.2002                              Page (i)

Guarantor Accession Deed                                  Allens Arthur Robison
--------------------------------------------------------------------------------

Date          2 December 2002
-------

Parties
-------

     1.       Each company described in the schedule (each a New Guarantor)

Recitals
-------

     A Under a guarantee and indemnity entitled "Deed of Guarantee and Indemnity" dated 28 July 1998 from the companies described in item 1 of schedule 1 to that guarantee and indemnity in favour of J.P. Morgan Australia Limited (A.C.N. 002 888 011) (formerly Chase Securities Australia Limited) and the Debenture Stockholders (the GUARANTEE AND INDEMNITY) a person may become a Guarantor by execution of a deed in the form of this document.


     B Each New Guarantor wants to become a Guarantor under the Guarantee and Indemnity.
--------------------------------------------------------------------------------

IT IS AGREED as follows.

OPERATIVE PROVISIONS

1.    INTERPRETATION
--------------------------------------------------------------------------------

     (a) Terms and expressions defined in the Guarantee and Indemnity have the same meaning as in this document.

     (b) The following words have these meanings in this document, unless the contrary intention appears:

          EXISTING GUARANTOR means each guarantor which is signatory (or has otherwise become a party) to the Guarantee and Indemnity and has not been released from that document.

2.   RIGHTS AND OBLIGATIONS OF GUARANTOR
--------------------------------------------------------------------------------

     For valuable consideration including, among other things, the payment by the Trustee to the New Guarantors of $10.00 (receipt of which is acknowledged), each New Guarantor jointly and severally with each Existing Guarantor irrevocably and unconditionally agrees to be bound by the terms and conditions of the Guarantee and Indemnity.

3.   STATUS OF GUARANTOR
--------------------------------------------------------------------------------

     Each New Guarantor irrevocably acknowledges and confirms that it becomes a GUARANTOR as defined in, and for all purposes under, the Guarantee and Indemnity as if named in and as a party to the Guarantee and Indemnity from the date of these document, and accordingly is bound by the Guarantee and Indemnity as Guarantor on and from that date.

--------------------------------------------------------------------------------
                                                                          Page 1

Guarantor Accession Deed                                  Allens Arthur Robinson

--------------------------------------------------------------------------------


4.   GOVERNING LAW
--------------------------------------------------------------------------------
     This document is governed by the laws of the Australian Capital Territory.


5.   BENEFIT OF DEED POLL
--------------------------------------------------------------------------------
     This document is given in favour of and for the benefit of the Trustee and Debenture Stockholders, each Existing Guarantor, and persons claiming through the Trustee, Debenture Stockholder or an Existing Guarantor and their respective successors and permitted assigns.








--------------------------------------------------------------------------------

Guarantor Accession Deed                                  Allens Arthur Robinson

--------------------------------------------------------------------------------


EXECUTED as a deed poll.



SIGNED, SEALED and DELIVERED for
BURNS PHILP ECUADOR S.A. under power
of attorney in the presence of:



/s/ Elizabeth Vuong                     /s/ Helen Golding
-----------------------------------     -----------------------------------
Witness Signature                       Attorney Signature


Elizabeth Vuong                         Helen Golding
-----------------------------------     -----------------------------------
Print Name                              Print Name



SIGNED, SEALED and DELIVERED for
BURNS PHILP PERU S.A.C. under power
of attorney in the presence of:



/s/ Elizabeth Vuong                     /s/ Helen Golding
-----------------------------------     -----------------------------------
Witness Signature                       Attorney Signature


Elizabeth Vuong                         Helen Golding
-----------------------------------     -----------------------------------
Print Name                              Print Name



SIGNED, SEALED and DELIVERED for
BURNS PHILP GUATEMALA S.A. under power
of attorney in the presence of:



/s/ Elizabeth Vuong                     /s/ Helen Golding
-----------------------------------     -----------------------------------
Witness Signature                       Attorney Signature


Elizabeth Vuong                         Helen Golding
-----------------------------------     -----------------------------------
Print Name                              Print Name



--------------------------------------------------------------------------------

Guarantor Accession Deed                                  Allens Arthur Robinson
--------------------------------------------------------------------------------

Signed Sealed and Delivered for BURNS
PHILP VENEZUELA S.A. under power of
attorney in the presence of:

/s/ Elizabeth Vuong                               /s/ Helen Golding
----------------------------                      ------------------------------
Witness Signature                                 Attorney Signature

Elizabeth Vuong                                   Helen Golding
----------------------------                      ------------------------------
Print Name                                        Print Name


Signed Sealed and Delivered for FLODDEN
S.A. under power of attorney in the presence of:

/s/ Elizabeth Vuong                               /s/ Helen Golding
----------------------------                      ------------------------------
Witness Signature                                 Attorney Signature

Elizabeth Vuong                                   Helen Golding
----------------------------                      ------------------------------
Print Name                                        Print Name


Signed Sealed and Delivered for GREENSTED
S.A. under power of attorney in the presence of:

/s/ Elizabeth Vuong                               /s/ Helen Golding
----------------------------                      ------------------------------
Witness Signature                                 Attorney Signature

Elizabeth Vuong                                   Helen Golding
----------------------------                      ------------------------------
Print Name                                        Print Name

--------------------------------------------------------------------------------
qyns S0111027600v1 204679994  27.11.2002                                  Page 5